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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT -- JANUARY 8, 1998



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000
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                                  RAYONIER INC.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


              Item 5.      Other Events                                      1

              Item 7.      Financial Statements and Exhibits                 1

                           Signature                                         1

                           Exhibit Index                                     2


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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on January 8, 1998, attached as Exhibit 99, providing information concerning the Registrant's announcement of its election to purchase all of the 5,060,000 outstanding Class A Depositary Units of Rayonier Timberlands, L.P. on January 30, 1998 for a cash purchase price of $13.00 per unit.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  See Exhibit Index



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  RAYONIER INC.  (Registrant)


                                                  BY   KENNETH P. JANETTE
                                                       -------------------------
                                                       Kenneth P. Janette
                                                       Vice President and
                                                       Corporate Controller
January 16, 1998


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                                  EXHIBIT INDEX

     EXHIBIT NO.               DESCRIPTION                        LOCATION
     -----------               -----------                        --------

         99                   News Release issued                Filed herewith
                              January 8, 1998

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